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                     SECURITIES  AND  EXCHANGE  COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) - November 24, 1997



                           MELLON  BANK  CORPORATION
              (Exact name of registrant as specified in charter)



        Pennsylvania                   1-7410                    25-1233834
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             (dentification No.)


                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania               15258
                   (Address of principal executive offices)    (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENTS

By release dated November 24, 1997, Mellon Bank Corporation (the "Corporation") announced a definitive agreement under which it will acquire United Bankshares, Inc. and its principal subsidiary, United National Bank, a full-service commercial bank serving South Florida.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number   Description

99.1 Mellon Bank Corporation Press Release, dated November 24, 1997 announcing the matter referenced in Item 5 above.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MELLON BANK CORPORATION


Date:  November 25, 1997      By: /s/ STEVEN G. ELLIOTT
                                  Steven G. Elliott
                                  Vice Chairman, Chief Financial
                                  Officer & Treasurer
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                                 EXHIBIT INDEX


Number     Description                                          Method of Filing
------     -----------                                          ----------------

99.1       Press Release dated November 24, 1997                Filed herewith